UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2024

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 6, 2024, Phibro Animal Health Corporation (“Phibro” or the “Company”) announced that Glenn C. David has joined Phibro and will assume the role of Chief Financial Officer effective February 9, 2024 (the “Start Date”), pursuant to the terms and conditions of that certain offer letter, entered into between Phibro and Mr. David dated October 12, 2023 (the “Offer Letter”). Mr. Richard Johnson, who has served as Phibro’s interim Chief Financial Officer since September 29, 2023, will continue with Phibro for a period of time in an advisory capacity to ensure a smooth transition with Mr. David.

Mr. David, age 52, brings over 30 years of experience in commercial and financial leadership roles. Mr. David’s most recent role was Executive Vice President and Group President, US Operations, Diagnostics, Biodevices and Insurance at Zoetis Inc. Prior to that, he served as Executive Vice President and Group President, International Operations, Aquaculture, Biodevices and Insurance at Zoetis. Mr. David was the Chief Financial Officer at Zoetis from 2016-2021, where he maintained a well-capitalized and financially disciplined business, creating significant value for shareholders and earlier in his career, he served as Senior Vice President of Finance Operations for Zoetis during its Initial Public Offering in 2013. Before the Zoetis IPO, Mr. David served in various financial roles at Pfizer Inc., including Vice President of Global Finance for Pfizer Animal Health and Vice President of Finance for the U.S. Primary Care franchise. Mr. David has a Bachelor of Science in Finance from Binghamton University and a Masters of Business Administration in Finance from New York University.

There are no family relationships between Mr. David and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. David that would require disclosure under Item 404(a) of Regulation S-K.

Summary of Offer Letter to Mr. David

Pursuant to the Offer Letter, Mr. David will receive an annual base salary of $650,000 and an annual bonus opportunity with a target payout equal to 50% of his base salary. In addition, Mr. David will receive a signing bonus equal to $135,000 (the “Signing Bonus”), which will be paid on or about September 15, 2024, subject to continued employment through the payment date; provided that, in the event Mr. David’s employment is terminated by the Company without Cause or Mr. David resigns for Good Reason (each as defined in the Offer Letter, and each a “Qualifying Termination”), Mr. David will receive the Signing Bonus on or before September 15, 2024.

Mr. David will receive 300,000 restricted stock units (“RSUs”), pursuant to the Company’s 2008 Incentive Plan and an RSU award agreement (the “Award Agreement”) to be granted on or as soon as reasonably practicable following the Start Date (such date, the “Grant Date”). Pursuant to the Award Agreement, the RSUs shall vest as follows: (i) 150,000 RSUs will be subject to time vesting (collectively, the “Time Vesting RSUs”) and will vest in equal installments on each of the first five anniversaries of the Grant Date, subject to continued service through each such vesting date, and (ii) 150,000 RSUs will be subject to performance vesting (collectively, the “Performance Vesting RSUs”) and will vest (with linear interpolation to apply for achievement between increments) based upon achievement of the arithmetic average of the Company’s closing stock price per share for each trading day in the 90-calendar day period (the “90-Day Average”) ending five years from the Grant Date, from $20 to $60 and above, subject to Mr. David’s continued employment on such date.

In the event of a Qualifying Termination, subject to Mr. David’s execution and non-revocation of a general release of claims and continued compliance with all applicable restrictive covenants, the Time Vesting RSUs will become fully vested upon the date of such termination and the Performance Vesting RSUs will vest based on the 90-Day Average of the Company’s stock price ending on a date selected by Mr. David during the period beginning on the date of the Qualifying Termination and ending on the first to occur of (x) five years from the Grant Date, (y) the first anniversary of the Qualifying Termination and (z) March 15 of the year following the date the Qualifying Termination. None of the Performance Vesting RSUs will vest if the 90-Day Average is below $20, and the maximum vesting percentage for the Performance Vesting RSUs is 100% for achievement of a 90-Day Average of $60 or above.

In the event of a change in control of the Company, following which either (i) 100% of the Company’s shares of stock cease to be traded on a nationally recognized stock exchange and the Company is no longer listed on any such exchange or (ii) a Qualifying Termination occurs within 12 months, all unvested RSUs will immediately vest in full.

Mr. David will be bound by customary confidentiality, noncompete, nonsolicitation, and intellectual property provisions, which generally apply during employment and thereafter.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 6, 2024, the Company issued a press release announcing Mr. David joining the Company and his appointment as Chief Financial Officer effective as of the Start Date. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: February 6, 2024

	By:	/s/ Judith Weinstein
	Name:	Judith Weinstein
	Title:	Senior Vice President, General Counsel and Corporate Secretary